Exhibit (a) (1) (B)
LETTER OF TRANSMITTAL

Ford Motor Company

Ford Motor Company Capital Trust II

Offer to Pay a Premium for Conversion
of 6.50% Cumulative Convertible Trust Preferred Securities
(liquidation preference $50.00 per preferred security)
of
Ford Motor Company Capital Trust II
(CUSIP No. 345395 20 6)
into
Shares of Common Stock
of
Ford Motor Company
(CUSIP No. 345370 86 0)

The conversion offer will expire at 5:00 p.m., New York City time, on July 31, 2007 unless extended. In order to be eligible to receive the premium shares offered upon conversion of the Trust Preferred Securities pursuant to the conversion offer, holders of Trust Preferred Securities must tender their Trust Preferred Securities at or prior to 5:00 p.m., New York City time, on July 31, 2007, unless extended.

Completed Letters of Transmittal and any other documents required in connection with tenders of Trust Preferred Securities of Ford Motor Company Capital Trust II for conversion should be directed to the Conversion Agent at the address set forth below.

The Conversion Agent for the conversion offer is:

Computershare Shareholder Services, Inc.

By Registered Mail: Computershare Shareholder Services, Inc. P.O. Box 43011 Providence, RI 02940-3011	By Facsimile (for Eligible Institutions Only): (617) 360-6810 To confirm by telephone or for Information Call: (781) 575-2332	By Overnight Courier or Mail: Computershare Shareholder Services, Inc. C/O Voluntary Corporate Actions 250 Royall Street Canton, MA 02021

Any requests for information concerning the conversion offer, for assistance in connection with the conversion offer, or for additional copies of the offering circular or related materials may be directed to the Information Agent at the address or telephone numbers set forth below. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the offer.

The Information Agent for the conversion offer is:

Georgeson Inc.
17 State Street — 10th Floor
New York, New York 10004

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
ABOVE, OR TRANSMISSION HEREOF VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL.

This document relates to the offer by Ford Motor Company, a Delaware corporation (“Ford”), to pay a premium to holders of any and all of the outstanding 6.50% Cumulative Convertible Trust Preferred Securities (liquidation preference $50.00 per preferred security) (the “Trust Preferred Securities”) of Ford Motor Company Capital Trust II, a statutory business trust that was formed under the laws of the state of Delaware and a wholly-owned subsidiary of Ford (the “Trust ”), who elect to convert their Trust Preferred Securities to shares of Ford’s Common Stock, $.01 par value per share (“Ford Common Stock”), in accordance with the terms of the Trust Preferred Securities and upon the terms and subject to the conditions set forth in the offering circular, dated July 2, 2007 (the “Offering Circular ” ), and this letter of transmittal (the “Letter of Transmittal ”). The premium offered in this conversion offer is an amount of shares of Ford Common Stock valued at $14.25 (the “Premium Shares”), as determined by dividing (i) $14.25 by (ii) the volume-weighted average of the reported sales prices on the New York Stock Exchange of Ford Common Stock during the three trading days ending at the close of the second trading day prior to the expiration of the conversion offer, per Trust Preferred Security validly tendered and accepted for conversion. Holders who validly tender Trust Preferred Securities for conversion will receive the premium in addition to the number of shares of Ford Common Stock issuable upon conversion pursuant to the conversion terms of the Trust Preferred Securities. Certain terms used but not defined herein have the meanings ascribed to them in the Offering Circular.

The Expiration Date of the conversion offer is 5:00 p.m., New York City time, on July 31, 2007, unless Ford extends it (the “Expiration Date”).

This Letter of Transmittal is to be completed by a Holder desiring to tender Trust Preferred Securities unless such Holder is executing the tender through DTC’s Automated Tender Offer Program (“ATOP”). This Letter of Transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the Expiration Date.

Tenders of Trust Preferred Securities may be withdrawn at any time prior to the Expiration Date of the conversion offer. For a withdrawal of Trust Preferred Securities to be effective, Holders must comply with the appropriate procedures of DTC’s ATOP system prior to the Expiration Date, or send a facsimile transmission or letter containing a notice of withdrawal to the Conversion Agent prior to the Expiration Date. Such notice of withdrawal must (i) specify the name of the Holder who tendered the Trust Preferred Securities to be withdrawn, (ii) contain the number of Trust Preferred Securities to be withdrawn, (iii) contain the Transaction Code Number(s) of the Trust Preferred Securities, (iv) contain a statement that such Holder is withdrawing his election to tender his Trust Preferred Securities, and (v) be signed by the Holder of such Trust Preferred Securities in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to Ford that the person withdrawing the tender has succeeded to the beneficial ownership of the Trust Preferred Securities. Any notice of withdrawal must identify the Trust Preferred Securities to be withdrawn, including the name and number of the account at DTC to be credited and otherwise comply with the procedures of DTC.

For a description of certain procedures to be followed in order to tender or withdraw Trust Preferred Securities (through ATOP or otherwise), see “The Conversion Offer — Procedures for Tendering Trust Preferred Securities” in the Offering Circular and the Instructions to this Letter of Transmittal.

Holders who do not tender their Trust Preferred Securities for conversion into Ford Common Stock prior to the Expiration Date will continue to hold their Trust Preferred Securities. Holders that convert their Trust Preferred Securities into Ford Common Stock after the Expiration Date will not receive the Premium Shares upon the conversion of their Trust Preferred Securities.

Questions and requests for assistance or for additional copies of the Offering Circular and this Letter of Transmittal may be directed to the Information Agent.

To properly complete this Letter of Transmittal, a Holder must:

•	complete the box below entitled “Method of Delivery”;

•	sign the letter of transmittal by completing the box entitled “Please Sign Here”; and

•	complete the Substitute Form W-9 or applicable IRS Form W-8.

TRUST PREFERRED SECURITIES MUST BE TENDERED
BY BOOK ENTRY TRANSFER

PLEASE COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Number of Trust Preferred Securities Being Tendered for Conversion:

DTC Participant Number: _ _

Account Number: _ _	Transaction Code Number: _ _

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms of the offer, the undersigned hereby tenders to Ford the Trust Preferred Securities indicated above. Subject to, and effective upon, the acceptance for exchange of the Trust Preferred Securities tendered in accordance with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Ford, all right, title and interest in and to the Trust Preferred Securities tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Conversion Agent its true and lawful agent and attorney-in-fact (with full knowledge that the Conversion Agent also acts as the agent of Ford) with respect to the tendered Trust Preferred Securities, with full power of substitution to (i) transfer ownership of such Trust Preferred Securities on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to, or upon the order of, Ford and (ii) present such Trust Preferred Securities for transfer on the books of the registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Trust Preferred Securities, all in accordance with the terms of the offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned acknowledges and agrees that a tender of Trust Preferred Securities pursuant to any of the procedures described in the Offering Circular and in the instructions hereto and an acceptance of such Trust Preferred Securities by Ford will constitute a binding agreement between the undersigned and Ford upon the terms and subject to the conditions of the offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Trust Preferred Securities tendered hereby and when such tendered Trust Preferred Securities are accepted for payment and paid for by Ford pursuant to the offer, Ford will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Conversion Agent or by Ford to be necessary or desirable to complete the sale, assignment and transfer of the Trust Preferred Securities tendered hereby.

The undersigned shall indemnify and hold harmless each of Ford, the Trust, the Conversion Agent and the Information Agent (each, an “Indemnified Party”) against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Party may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a breach of the foregoing representations and warranties and will reimburse any Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby request(s) that any Trust Preferred Securities representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be tendered by book-entry transfer, by credit to the account of DTC. The undersigned hereby request(s) that any checks for payment to be made in respect of the Trust Preferred Securities tendered hereby be issued to the order of, and delivered to, the undersigned.

PLEASE SIGN HERE
(To Be Completed By All Tendering Holders of Trust Preferred Securities)

Must be signed by the registered Holder(s) of the Trust Preferred Securities exactly as their name(s) appear(s) on a security position listing as the owner of Trust Preferred Securities on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Ford of such person’s authority to so act. See Instruction 3.

X _ _

X _ _
Signature(s) of Registered Holder(s) or Authorized Signatory

Dated: _ _, 2007

Name(s): _ _

                _ _
(Please Print)

Capacity (full title) _ _

Address: _ _

                _ _
(Including Zip Code)

Area Code and Telephone No.: _ _

IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 OR APPLICABLE FORM W-8

SIGNATURE GUARANTEE
(See Instructions 1 and 3. Place medallion guarantee in the space below)

(Name of Eligible Institution Guaranteeing Signature(s))

(Address, including Zip Code, and Telephone Numbers (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated: _ _, 2007

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE CONVERSION OFFER

1.	Guarantee of Signatures.

All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered holder(s) of Trust Preferred Securities (which term, for purposes of this document, shall include any participant in the DTC system whose name appears on a security position listing as the owner of Trust Preferred Securities) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Delivery Instructions” on the reverse hereof or (ii) such Trust Preferred Securities are tendered for the account of an Eligible Institution. See Instruction 3.

2.	Delivery of Letter of Transmittal.

This Letter of Transmittal is to be used for tenders being made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in the Offering Circular under the caption “Conversion Offer — Procedure for Tendering Trust Preferred Securities.” A confirmation of a book-entry transfer into the Depositary’s account at DTC of all Trust Preferred Securities delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Conversion Agent at one of its addresses set forth below prior to the Expiration Date, as it may be extended. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; and (ii) a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Trust Preferred Securities delivered by book-entry transfer together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an agent’s message (as defined in of the Offering Circular under the caption “Conversion Offer — Procedure for Tendering Trust Preferred Securities”) and any other documents required by this Letter of Transmittal, must be received by the Conversion Agent prior to the Expiration Date, all as described in the Offering Circular under the caption “Conversion Offer — Procedure for Tendering Trust Preferred Securities.”

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER OF TRUST PREFERRED SECURITIES, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE CONVERSION AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Trust Preferred Securities will be exchanged. By execution and delivery of this Letter of Transmittal, (or a facsimile hereof), all tendering holders of Trust Preferred Securities waive any right to receive any notice of the acceptance of their Trust Preferred Securities for payment.

3.	Signatures on Letter of Transmittal.

If any Trust Preferred Securities tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Trust Preferred Securities tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Trust Preferred Securities.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

4.	Questions and Requests for Assistance or Additional Copies.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, as set forth on the back cover of this Letter of Transmittal. Requests for additional copies of the Offering Circular, this Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent, and copies will be furnished promptly at Company’s expense. Holders of Trust Preferred Securities may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

5.	Taxpayer Identification Number and Backup Withholding.

Federal income tax law generally requires that an exchanging holder of Trust Preferred Securities whose Trust Preferred Securities are accepted for exchange must provide the exchange agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is such holder’s social security number. If the exchange agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the amount of any reportable payments made to such exchanging holder. If backup withholding results in an overpayment of taxes, a refund may be obtained upon filing an income tax return.

To prevent backup withholding, each exchanging holder that is a U.S. person (including a resident alien) must, unless an exemption applies, provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder’s TIN to the exchange agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the exchange agent. NOTE: WRITING “APPLIED FOR” ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

If the Trust Preferred Securities are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

A U.S. holder may be exempt from backup withholding if such a U.S. holder (i) is a corporation or comes within certain other exempt categories and demonstrates this fact, or (ii) provides a correct taxpayer identification number on the Substitute Form W-9, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A Non-U.S. holder should complete the appropriate IRS Form W-8BEN, IRS Form W-8ECI or IRS Form W-8IMY, as applicable (which may be obtained at the IRS website at www.irs.gov) to establish its entitlement to an exemption from backup withholding and reporting requirements. Backup withholding tax is not an additional tax. Amounts withheld under the backup withholding rules may be credited against a holder’s U.S. federal income tax liability, if any, and a refund may be obtained provided that the required information is provided to the IRS.

THIS INFORMATION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS INFORMATION WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY FORD MOTOR COMPANY OF

THE EXCHANGE OFFER. EACH HOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

6.	Transfer Taxes.

Holders who tender their Trust Preferred Securities for conversion in the conversion offer generally should not be obligated to pay any transfer taxes. However, if transfer tax would apply to the conversion offer, then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted to Ford by the tendering holder, the amount of such transfer taxes will be billed directly to the tendering holder.

7.	Withdrawal Rights.

Tenders of Trust Preferred Securities may be withdrawn at any time prior to the Expiration Date. For a withdrawal of Trust Preferred Securities to be effective, Holders must comply with the appropriate procedures of DTC’s ATOP system prior to the Expiration Date, or send a facsimile transmission or letter containing a notice of withdrawal to the Conversion Agent prior to the Expiration Date. Such notice of withdrawal must (1) specify the name of the Holder who tendered the Trust Preferred Securities to be withdrawn, (2) contain the number of Trust Preferred Securities to be withdrawn, (3) contain the Transaction Code Number(s) of the Trust Preferred Securities, (4) contain a statement that such Holder is withdrawing his election to tender his Trust Preferred Securities, and (5) be signed by the Holder of such Trust Preferred Securities in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to Ford that the person withdrawing the tender has succeeded to the beneficial ownership of the Trust Preferred Securities. Any notice of withdrawal must identify the Trust Preferred Securities to be withdrawn, including the name and number of the account at DTC to be credited and otherwise comply with the procedures of DTC. See the section of the Offering Circular entitled “The Conversion Offer — Withdrawals of Tenders”.

IMPORTANT:  THIS MANUALLY SIGNED LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH AN AGENT’S MESSAGE) AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE CONVERSION AGENT PRIOR TO THE EXPIRATION DATE.

 Name (as shown on your income tax return)
 Business name (if different from above)
 Address

Check appropriate box: ☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership	☐ Other: _ _

SUBSTITUTE FORM W-9
Part I — Please provide your TIN in the box at the right and certify by signing and dating below. The TIN provided must match the name given above to avoid backup withholding. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”)). Certify by signing and dating below.

If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to give the payer.
TIN: Social Security Number or Employer Identification Number

Department of the TreasuryInternal Revenue Service	Part II — For Payees exempt from backup withholding, see the Guidelines and complete as instructed therein. ☐ Exempt from backup withholding

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification
Part III — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because:(a) I am exempt from backup withholding or(b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or(c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien)

	SIGNATURE: _ _	DATE: _ _

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:	_ _ Date:_ _

The method of delivery of certificate(s) and all other required documents is at the election and risk of the owner. If you elect to send them by mail, it is recommended that you send them by certified or registered mail with return receipt requested. Delivery will be deemed effective only when received by Computershare Shareholder Services, Inc. (“Computershare”).

If payment for securities is to be made to any person other than the registered holder, or if surrendered certificates are registered in the name of any person other than the person(s) signing the letter of transmittal, any stock transfer taxes payable as a result of the transfer to such person (whether imposed on the registered holder or such person) shall be paid prior to the submission of this letter of transmittal. Computershare reserves the right to deduct the amount of such taxes from the payment, if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

All questions as to the validity, form and eligibility of any surrender of certificates will be determined by Computershare and the issuer and such determination shall be final and binding. Computershare and the issuer reserve the right to waive any irregularities or defects in the surrender of any certificates. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

SIGNATURES — THIS LETTER OF TRANSMITTAL
MUST BE SIGNED BY ALL REGISTERED OWNERS

Each registered owner listed on reverse side hereof must sign here exactly as the name(s) appear(s) in the account registration. If all registered owners have signed this Letter of Transmittal, no endorsements of certificates or separate stock powers are required.

If the Letter of Transmittal is signed by a person other than the registered owner (e.g., where the shares have been assigned), the Letter of Transmittal must be accompanied by a stock power guaranteed by a bank, broker or other financial institution that is a member of a Securities Transfer Association-approved medallion program such as STAMP, SEMP or MSP.

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other acting in a fiduciary or representative capacity, it must be so indicated and proper evidence of authority, satisfactory to Computershare, must be submitted.

Signature(s):	Date:

Telephone Number (Required)	E-mail Address

FOR COMPUTERSHARE USE ONLY:

GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER  Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

Give NAME and SOCIAL
SECURITY number (SSN)
For this type of account:		of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

Give NAME and EMPLOYER
For this type of account:		IDENTIFICATION number (EIN) of:
6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (4)
8.	Corporation or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, you are encouraged to use your SSN.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Section references are to the Internal Revenue Code of 1986, as amended.

Obtaining a Number.  If you don’t have a taxpayer identification number or you don’t know your number, obtain Internal Revenue Service (“IRS”) Form SS-5, Application for a Social Security Card, or IRS Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number. You may also obtain these forms at the IRS website at http://www.irs.gov.

Payees Exempt from Backup Withholding.  The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt for broker transactions. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on IRS Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys’ fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1) A corporation.

(2) An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(3) The United States or any of its agencies or instrumentalities.

(4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

(6) An international organization or any of its agencies or instrumentalities.

(7) A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or custodian.

(15) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED APPLICABLE IRS FORM W-8.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Privacy Act Notice.  Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, States, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal non-tax criminal laws or to federal enforcement and intelligence agencies to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

(1) Penalty for Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR
TAX CONSULTANT OR THE IRS